PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
SUMMARY SEGMENT TOTALS
FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
(IN THOUSANDS)

                        03/31/01       03/31/00       2001 VS. 2000       03/31/01      03/31/00     2001 VS. 2000
                         GROSS          GROSS               %              GROSS         GROSS             %
                        WRITTEN        WRITTEN          INCREASE           EARNED        EARNED         INCREASE
                        PREMIUMS       PREMIUMS        (DECREASE)         PREMIUMS      PREMIUMS       (DECREASE)
                       ---------       --------       -------------       --------      --------     -------------
COMMERCIAL LINES        60,390         44,771             34.9%           59,216        46,790            26.6%

SPECIALTY LINES         20,584         16,231             26.8%           16,888        12,540            34.7%

PERSONAL LINES          23,060         16,145             42.8%           15,113        11,592            30.4%
                       ---------       --------                           --------      --------

TOTAL                  104,034         77,146             34.9%           91,217        70,922            28.6%
                       =========       ========       =============       ========      ========     =============


                        03/31/01       03/31/00       2001 VS. 2000       03/31/01      03/31/00     2001 VS. 2000
                          NET            NET                %               NET           NET              %
                        WRITTEN        WRITTEN          INCREASE           EARNED        EARNED         INCREASE
                        PREMIUMS       PREMIUMS        (DECREASE)         PREMIUMS      PREMIUMS       (DECREASE)
                       ---------       --------       -------------       --------      --------     -------------

COMMERCIAL LINES         41,810         28,893            44.7%           41,418        30,628            35.2%

SPECIALTY LINES          17,886         18,066            -1.0%           15,856        11,721            35.3%

PERSONAL LINES           17,391         11,169            55.7%            9,249         6,278            47.3%
                       ---------       --------                           --------      --------

TOTAL                    77,086         58,128            32.6%           66,523        48,627            36.8%
                       =========       ========       =============       ========      ========     =============

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
ADDITIONAL SUPPLEMENTAL INFORMATION
FOR THE 1ST QUARTER ENDED MARCH 31, 2001 AND 2000

(IN THOUSANDS)

NET LOSS AND LOSS ADJUSTMENT EXPENSES:
                                            THREE MONTHS ENDED
SEGMENT INFORMATION                              MARCH 31,
-------------------                         ------------------

                                       2001                       2000
                                     --------                    -------

COMMERCIAL LINES                     $24,413                     $17,633
SPECIALTY LINES                       10,018                       7,358
PERSONAL LINES                        4,721                       3,249
                                     --------                    -------
TOTAL NET LOSS AND LOSS
ADJUSTMENT EXPENSES                 $39,152                     $28,240
                                    ========                    ========




NET LOSS & LAE RESERVES @ MARCH 31, 2001                  $209,256
                                                          =========

STATUTORY SURPLUS - MARCH 31, 2001                        $195,361
                                                          =========

TAXABLE EQUIVALENT YIELD @ MARCH 31, 2001                    7.1%
                                                          ---------

PORTFOLIO DURATION @ MARCH 31, 2001                        3.4 YRS
                                                           --------

SHARES REPURCHASED DURING THE THREE MONTHS ENDED

MARCH 31, 2001                                                0
                                                              =